UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:      (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2011 - November 30, 2012

EXPLANATORY NOTE – This Form N-CSR for the Registrant is being filed solely to re-file the Form N-CSR of the Registrant under the correct Submission Type.  The Form N-CSR was originally filed on a timely basis on January 31, 2013 (Accession Number 0000891804-13-000148), but was inadvertently identified as Submission Type N-CSRS.  Other than the change to the Submission Type, no other information or disclosures contained in the January 31, 2013 filing are being amended by this filing of Form N-CSR.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

FAMCO MLP, a division of Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the annual fiscal period ended November 30, 2012.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. Under normal market conditions, FAMCO MLP, a division of Advisory Research, Inc., the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2012, the Fund provided a total return based on market price of 8.93% and a return of 11.69% based on NAV. The closing price of the Fund’s shares as of November 30, 2012, was $22.03, representing a 5.10% premium to the NAV of $20.96. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value.

The Fund paid a quarterly distribution of $0.3630 in January 2012. The Fund also paid a quarterly distribution of $0.3710 in May 2012, then increased it to $0.3790 in August 2012 and to $0.3870 in November 2012. In April 2012, the Fund modified its distribution schedule so that quarterly payments occur in February, May, August and November to align with the Fund’s fiscal quarters.

During the fiscal year ended November 30, 2012, the Fund raised approximately $56.0 million by offering additional shares to the public. The offering of additional shares of the Fund was made in recognition of investor demand for the MLP asset class and the convenience of the closed-end fund structure as a way for individuals to invest in MLPs. The additional shares offered to the public were priced at a premium to the Fund’s NAV.

FAMCO MLP is a division of Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies. At May 31, 2012, the FAMCO MLP team managed $2.7 billion in MLP and energy infrastructure assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $160 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 27 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You’ll find information on FAMCO MLP’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/products/cef/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

December 31, 2012
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QUESTIONS & ANSWERS	November 30, 2012

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by FAMCO MLP, a division of Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the annual fiscal period ended November 30, 2012.

Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly-traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. FAMCO MLP, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, FAMCO MLP may seek to protect the Fund against significant drops in market prices of MLPs when FAMCO MLP’s valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place as of November 30, 2012.

How would you describe the master limited partnership market over the 12-month period ended November 30, 2012?
The performance of the MLP market over the year ended November 30, 2012, was solid, with a strong second half overcoming a weak first half of the period. For the 12 months ended November 30, 2012, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 14.40%, compared with a return of 16.13% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

The first half of the period was heavily influenced by the winter of 2011-2012, which was among the warmest on record. That resulted in lower-than-usual demand for natural gas, coal and propane. This situation was exacerbated by growing natural gas production, which was increasing at a pace greater than demand was recovering from the latest recession. The environment was positive for natural gas infrastructure demand, but negative for the price, and when the price of gas is weak, it is more competitive with propane and coal, thus pressuring prices in those sectors.

The Fund’s second quarter (March-May 2012) encapsulated the period when there was a selloff in commodity prices generally. After bottoming in the summer, commodity prices rebounded. This led to strong returns for MLPs and other energy stocks, as the prices of these entities may closely track the prices of the commodities they are transporting over the short term.

How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2012, the Fund provided a total return based on market price of 8.93% and a return of 11.69% based on NAV. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of November 30, 2012, was $22.03, representing a 5.10% premium to the NAV of $20.96. On November 30, 2011, the Fund’s closing market price was $21.71, which represented a premium of 7.64% to the NAV of $20.17.

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QUESTIONS & ANSWERS continued	November 30, 2012

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to cause the Fund’s NAV to reflect the net after-tax value of the Fund’s portfolio. As of November 30, 2012, the Fund’s NAV included a net deferred tax liability of $180.7 million, or $6.64 per share.

Please tell us about the Fund’s distributions.
The Fund paid a quarterly distribution of $0.3630 in January 2012. In April 2012, the Fund announced an increase in the quarterly distribution to $0.3710 and modified its distribution schedule so that quarterly payments occur in February, May, August and November. This modification was implemented to better align the timing of the cash flows received from the Fund’s investments with its quarterly distribution payment schedule. The Fund paid quarterly distributions of $0.3710 in May 2012, $0.3790 in August 2012, and $0.3870 in November 2012. Growth in distributions paid for the year ended November 30, 2012, was 9.0%.

The latest distribution represents an annualized distribution rate of 7.0% based on the Fund’s closing market price of $22.03 on November 30, 2012. As of December 31, 2012, the Fund had distributed $10.6606 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.3374 per common share or 69% of these distributions were considered non-dividend distributions, also known as return of capital, and $3.3232 per common share or 31% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2012, 59% of the distributions were considered qualified dividend income and 41% were considered return of capital for federal income tax purposes.

The Fund, FAMCO MLP and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the 12-month period ended November 30, 2012, and what has that meant for performance?
The Fund was fully invested, levered, and unhedged in a period of strong absolute returns. The Fund’s holdings continue to be much less concentrated in the largest MLPs than the Alerian MLP Index. The Index held 57% of its weight in its top ten holdings, compared to a 38% weight in the Fund for these same holdings over the period. The Fund is less concentrated in these positions and, therefore, the portfolio’s market capitalization is lower than the Index. At times like this in the energy infrastructure cycle, larger names are often able to grow at a faster rate than smaller MLPs, primarily because they execute well and are better positioned to take advantage of growth opportunities and gain access to capital. The Fund is large and manages risk partly by diversifying its holdings across market capitalization.

The Fund’s aim to avoid a significant concentration in any holding also caused it to have less exposure relative to the Index to the highest quality names, a group which dominated Index performance. The higher quality MLPs often reflect business models that try to exploit the fixed fees involved in energy storage and transport, rather than being directly tied to the price of commodities. Over the past couple of years, the Fund has consciously made a move into fixed-fee MLPs, as the portfolio managers believe those companies have the potential to outperform at this stage of the energy infrastructure cycle. The market capitalization of some of these high quality MLPs skews the Index towards these larger names when compared to the Fund’s portfolio. In fact, the Fund’s attribution analysis points out those underweight positions in the two largest Index constituents, Enterprise Products Partners and Kinder Morgan Energy Partners, accounted for over 200 basis points of underperformance.

The Fund benefited from participating in several initial public offerings of MLPs and from reducing exposure to the propane sector, given the mild weather and detrimental effect excess natural gas production had on prices for heating fuels.

The Fund continues to be invested primarily in the midstream segment, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. This midstream business constitutes about 85% of the Index compared to almost 90% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?
Enterprise Products Partners LP (7.6% of the Fund’s long-term investments) is the largest MLP in the Index, representing approximately 16% of the Index, more than double its average weight in the Fund during the period. The holding was a significant contributor to the Fund’s absolute performance, but its underweight relative to the Index detracted from relative performance.

Another top-10 Fund holding is Energy Transfer Equity, LP (8.0% of the Fund’s long-term investments). The Fund added significantly to its position in the company in December 2011, when it took advantage of a private placement transaction to buy even more of Energy Transfer Equity, LP, purchasing shares at a discount to the market price, which benefited Fund performance.

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QUESTIONS & ANSWERS continued	November 30, 2012

A third position that was a positive absolute and relative contributor to Fund performance for the period was Plains All American Pipeline, LP, which gained more than 50% for the period. The Fund was overweight the holding, which was the third-largest holding in the Index and the second largest in the Fund at the end of the period (8.0% of the Fund’s long-term investments). Plains All American, LP benefited from a growing demand for crude oil infrastructure, which results from the shifting of drilling rigs from natural gas to oil reserves, a trend that has been growing over the past two years. This was the best-performing subsector of the Index for the year.

Several weak holdings in the portfolio related to propane and natural gas. A leading detractor from return was the large-cap holding, Williams Partners LP (4.0% of the Fund’s long-term investments). The company went to the equity market four times during the period to fund two sizeable acquisitions, which the portfolio managers believe were strategically important. However, the amount of new units the company offered into the market weakened its price performance, underperforming the Index by almost 22% for the year.

Another holding with disappointing performance was Inergy, LP (3.4% of the Fund’s long-term investments), which is a top-10 holding and overweight position relative to the benchmark. It was initially purchased prior to the current Fund fiscal year. The portfolio managers believed the units had limited downside and the outlook for the business would improve as it restructured into a pure-play midstream company. But the restructuring was not immediately well received by the market and the security underperformed. The company is currently well-positioned and is expected to show improved performance going forward.

EV Energy Partners, a holding that underperformed, is primarily a natural gas producer (3.0% of the Fund’s long-term investments). The company has been a solid, long-term performer, but the upstream sector was weaker than the Index during the period. The company was expected to try to monetize its acreage holdings in the promising Utica shale during 2012, but that process has been delayed until 2013.

How did the Fund’s leverage strategy affect performance?
The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2012, the Fund’s leverage of $190 million was approximately 25% of managed assets, which represented an asset coverage ratio of approximately 400%, higher than the 300% required by the Investment Company Act of 1940, as amended. Leverage was positive for both performance and cash flow.

Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP. For example, a conflict may arise as a result of incentive distribution payments.

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially

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QUESTIONS & ANSWERS continued	November 30, 2012

treated as return of capital. However, any deferred tax will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.

Deferred Tax Risk. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.

The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.

The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of return of capital, the Fund anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of return of capital. However, to the extent that the Fund receives taxable distributions from MLPs or other issuers in which it invests, or earns income or gains on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in a taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital or taxable dividend income.

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Concentration Risk. Because the Fund’s investments are focused in MLP entities in the energy, natural resources and real estate sectors of the economy,

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QUESTIONS & ANSWERS continued	November 30, 2012

the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, the Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following: Commodity Price Risk, Supply and Demand Risk, Depletion Risk, Regulatory Risk, Environmental Risk, Acquisition Risk, Interest Rate Risk, Weather Risk, and Catastrophic Event Risk.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without

8 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2012

leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, Competition Risk, Legislation Risk, Affiliated Transaction Restriction, Other Sector Risks, Risks Associated with Initial Public Offerings, Risks Associated with a Private Investment in Public Equity, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Dilution Risk, Other Investment Companies Risk, Royalty Trust Risk, Industry Specific Risks, Management Risk, Market Disruption and Geopolitical Risks, Recent Market and Economic Developments, and Government Intervention in Financial Markets Risk. Please see www.guggenheiminvestments.com/fmo for a more detailed discussion about Fund risks and considerations.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	November 30, 2012

Fund Statistics
Share Price	$22.03
Common Share Net Asset Value	$20.96
Premium/(Discount) to NAV	5.10%
Net Assets ($000)	$570,127

Total Returns
(Inception 12/28/04)	Market	NAV
One Year	8.93%	11.69%
Three Year (annualized)	18.67%	20.12%
Five Year (annualized)	7.39%	6.19%
Since Inception (annualized)	8.54%	8.56%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Sector Allocation	Investments
Midstream Oil	36.4%
Diversified Natural Gas	35.4%
Gathering & Processing	14.7%
Natural Gas Pipelines	4.6%
Upstream	4.2%
Marine Transportation	2.4%
Coal	1.9%
Propane	0.3%
Other Master Limited Partnerships	0.1%

% of Long-Term
Top Ten Issuers	Investments
Energy Transfer Equity, LP	8.0%
Plains All American Pipeline, LP	8.0%
Enterprise Products Partners, LP	7.6%
Kinder Morgan Management, LLC	6.3%
DCP Midstream Partners, LP	5.9%
Enbridge Energy Partners, LP	5.3%
Magellan Midstream Partners, LP	4.7%
Williams Partners, LP	4.0%
Inergy, LP	3.4%
Genesis Energy, LP	3.2%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

10 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	November 30, 2012

Number
of Shares	Description	Value

	Long-Term Investments – 162.9%
	Master Limited Partnerships – 160.2%
	Coal – 3.1%
100,000	Alliance Holdings GP, LP	$4,589,000
131,800	Alliance Resource Partners, LP	7,495,466
177,645	Natural Resource Partners, LP	3,309,526
365,000	Oxford Resource Partners, LP(a)	2,087,800
		17,481,792

	Diversified Natural Gas – 57.7%
473,450	Access Midstream Partners, LP	16,566,015
1,633,175	Energy Transfer Equity, LP(a)	74,260,467
329,237	Energy Transfer Partners, LP(a)	14,450,212
1,363,925	Enterprise Products Partners, LP(a)	70,692,233
123,545	Exterran Partners, LP	2,689,575
693,790	Inergy Midstream, LP	16,317,941
1,672,561	Inergy, LP(a)	31,561,226
308,425	ONEOK Partners, LP(a)	17,965,756
1,060,858	Regency Energy Partners, LP(a)	23,731,393
480,025	Western Gas Partners, LP(a)	23,502,024
735,500	Williams Partners, LP(a)	37,444,305
		329,181,147

	Gathering & Processing – 23.9%
208,500	American Midstream Partners, LP	3,388,125
762,287	Copano Energy, LLC(a)	24,034,909
784,396	Crestwood Midstream Partners, LP, Class C(b) (c) (d) (e) (f)	18,074,296
1,313,414	DCP Midstream Partners, LP(a)	55,005,778
381,225	MarkWest Energy Partners, LP(a)	19,701,708
68,995	Southcross Energy Partners, LP(g)	1,620,003
110,900	Summit Midstream Partners, LP(g)	2,191,384
318,970	Targa Resources Partners, LP(a)	12,015,600
		136,031,803

	Marine Transportation – 4.0%
853,684	Teekay Offshore Partners, LP (Marshall Islands)(a)	22,733,605

	Midstream Oil – 56.6%
608,486	Buckeye Partners, LP, Class B(b) (c) (d) (e) (f)	29,170,617
68,995	Delek Logistics Partners, LP(g)	1,548,938
250,435	Enbridge Energy Management, LLC(d) (f)	7,387,832
1,681,954	Enbridge Energy Partners, LP(a)	48,810,305
838,605	Genesis Energy, LP(a)	30,080,761
166,625	Holly Energy Partners, LP(a)	11,188,869
772,572	Kinder Morgan Management, LLC(a) (d) (f)	58,638,191
971,527	Magellan Midstream Partners, LP(a)	43,213,521
327,455	MPLX, LP(g)	9,450,351
53,700	NuStar GP Holdings, LLC(a)	1,502,526
1,591,502	Plains All American Pipeline, LP(a)	74,132,163
213,675	TransMontaigne Partners, LP	7,420,933
		322,545,007

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	November 30, 2012

Number
of Shares	Description	Value

	Natural Gas Pipelines – 7.5%
563,529	El Paso Pipeline Partners, LP(a)	$21,036,538
522,690	TC PipeLines, LP(a)	21,790,946
		42,827,484

	Other Master Limited Partnerships – 0.1%
26,985	Seadrill Partners, LLC (Marshall Islands)(d)	708,896

	Propane – 0.5%
110,580	NGL Energy Partners, LP	2,499,108

	Upstream – 6.8%
462,537	EV Energy Partners, LP(a)	28,075,996
100,160	LRR Energy, LP	1,854,963
403,356	Pioneer Southwest Energy Partners, LP(a)	9,164,248
		39,095,207

	Total Master Limited Partnerships – 160.2%
	(Cost $473,886,377)	913,104,049

	Common Stock – 2.7%
	Midstream Oil – 2.7%
462,055	Kinder Morgan, Inc.
	(Cost $16,342,413)	15,622,080

Principal
Amount	Description	Value

	Term Loans – 0.0%*
$570,524	Clearwater Subordinated Note NR(b) (c) (d) (e) (h)
	(Cost $570,524)	$119,810

	Total Long-Term Investments – 162.9%
	(Cost $490,799,314)	928,845,939

Number
of Shares	Description	Value

	Short-Term Investments – 1.1%
	Money Market – 1.1%
6,127,280	Dreyfus Treasury & Agency Cash Management - Investor Shares
	(Cost $6,127,280)	$6,127,280

	Total Investments – 164.0%
	(Cost $496,926,594)	934,973,219
	Liabilities in excess of Other Assets – (30.7%)	(174,846,050)
	Borrowings – (33.3% of Net Assets or 20.3% of Total Investments)	(190,000,000)
	Net Assets – 100.0%	$570,127,169

LLC – Limited Liability Company

LP – Limited Partnership

*	Represents less than 0.1% of net assets.

(a)
All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. As of November 30, 2012, the total amount segregated was $510,007,160.

(b)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, restricted securities’ aggregate market value amounted to $47,364,723 or 8.3% of net assets.

(c)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $47,364,723 which represents 8.3% of net assets applicable to common shares.

(d)	Non-income producing security.

(e)	Illiquid security.

(f)	While non-income producing, security makes regular in-kind distributions.

(g)	Represents a new issue security. Security has not made an initial distribution to shareholders.

(h)	Company has filed for protection in federal bankruptcy court.

See notes to financial statements.
12 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2012

Assets
Investments in securities, at value (cost $496,926,594)	$934,973,219
Cash	1,704,177
Investments sold	3,704,062
Receivable for fund shares sold	2,447,089
Receivable for fund shares issued through dividend reinvestment	752,259
Interest receivable	82
Other assets	60,053
Total assets	943,640,941
Liabilities
Borrowings	190,000,000
Net deferred tax liability	180,655,366
Current tax liability	1,018,058
Net unrealized depreciation on interest rate swaps	966,386
Advisory fee payable	597,612
Offering costs payable	87,609
Interest due on borrowings	13,201
Administration fee payable	12,495
Accrued expenses and other liabilities	163,045
Total liabilities	373,513,772
Net Assets	$570,127,169
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 27,197,785 shares issued and outstanding	$271,978
Additional paid-in capital	303,981,650
Net unrealized appreciation on investments and swaps, net of tax	253,718,643
Accumulated net realized gain on investments and swaps, net of tax	55,970,948
Accumulated net investment loss, net of tax	(43,816,050)
Net Assets	$570,127,169
Net Asset Value (based on 27,197,785 common shares outstanding)	$20.96

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 13

STATEMENT OF OPERATIONS For the year ended November 30, 2012	November 30, 2012

Investment Income
Distributions from master limited partnerships	$46,548,419
Less: Return of capital distributions	(45,817,283)
Less: Distributions classified as realized gains	(563,797)
Total investment income		$167,339
Expenses
Advisory fee	7,273,996
Interest expense and fees on borrowings	2,706,863
Professional fees	207,257
Administration fee	149,110
Fund accounting	131,874
Trustees’ fees and expenses	113,782
Printing expense	98,717
Custodian fee	93,654
Insurance	42,922
NYSE listing fee	24,611
Transfer agent fee	18,940
Miscellaneous	10,508
Total expenses		10,872,234
Advisory fees waived		(138,811)
Net expenses		10,733,423
Net investment loss before taxes		(10,566,084)
Deferred tax benefit		4,595,683
Net investment loss		(5,970,401)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		29,153,467
Net realized gain/(loss) on swaps		(1,840,590)
Deferred tax expense		(4,668,275)
Current tax expense		(7,211,369)
Net realized gain/(loss) on investments		15,433,233
Net change in unrealized appreciation on investments before taxes		80,263,880
Net change in unrealized appreciation on swaps		1,697,993
Deferred tax expense		(35,649,040)
Net unrealized appreciation on investments and swaps		46,312,833
Net realized and unrealized gain/(loss) on investments and swaps		61,746,066
Net Increase in Net Assets Resulting from Operations		$55,775,665

See notes to financial statements.
14 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2012

	For the	For the
	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(5,970,401)	$(5,938,855)
Net realized gain/(loss)	15,433,233	9,503,029
Net change in unrealized appreciation/(depreciation)	46,312,833	41,766,425
Net increase/(decrease) in net assets resulting from operations	55,775,665	45,330,599
Distributions to Common Shareholders
Return of capital – See Note 2(c)	(38,678,218)	(33,869,623)
	(38,678,218)	(33,869,623)
Capital Share Transactions
Net proceeds from common shares issued through add-on offerings	55,957,559	—
Net proceeds from common shares issued through dividend reinvestment	2,877,012	3,899,791
Common share offering costs charged to paid-in capital	(337,013)	—
Net increase from capital share transactions	58,497,558	3,899,791
Total increase in net assets	75,595,005	15,360,767
Net Assets
Beginning of period	494,532,164	479,171,397
End of period (including accumulated net investment losses of $43,816,050 and $37,845,649, respectively, net of tax)	$570,127,169	$494,532,164

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 15

STATEMENT OF CASH FLOWS For the year ended November 30, 2012	November 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$55,775,665

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net change in unrealized depreciation on investments and swaps before taxes	(81,961,873)
Net realized gain on investments before taxes	(29,153,467)
Purchases of long-term investments	(192,864,731)
Proceeds from sale of long-term investments	160,862,240
Net purchases of short-term investments	(6,127,280)
Increase in receivable for investments sold	(3,704,062)
Increase in receivable for fund shares sold	(2,447,089)
Increase in receivable for shares issued through dividend reinvestment	(752,259)
Decrease in distributions receivable	561,215
Increase in interest receivable	(67)
Decrease in other assets	8,582
Increase in deferred tax liability	35,721,632
Decrease in current tax liability	(458,632)
Decrease in due to custodian bank	(26,181)
Decrease in interest due on borrowings	(2,370)
Increase in advisory fee payable	36,251
Increase in administration fee payable	843
Increase in offering costs payable	87,609
Decrease in accrued expenses and other liabilities	(52,416)
Return of capital distributions received from investee companies	46,381,080
Conversion of fractional shares from investee companies payment in kind distributions	188
Investee companies bankruptcy reorganization fees	(41)
Net Cash Used by Operating Activities	$(18,115,163)

Cash Flows From Financing Activities:
Net proceeds from issuance of common shares	55,957,559
Distributions to Common Shareholders	(35,801,206)
Offering expenses in connection with common shares issued through add-on offering	(337,013)
Net Cash Provided by Financing Activities	19,819,340
Net change in cash	1,704,177
Cash at Beginning of Period	—
Cash at End of Period	1,704,177
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,709,233
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$7,670,001
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$2,877,012
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$4,619,719
Supplemental Disclosure of Non Cash Financing Activity: In kind return of capital received during the period	$4,444,274

See notes to financial statements.
16 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2012

Per share operating performance for a share outstanding throughout the period	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Net asset value, beginning of period	$20.17	$19.69	$15.00	$12.09	$23.11
Income from investment operations
Net investment loss (a) (b)	(0.41)	(0.41)	(0.36)	(0.44)	(0.70)
Net realized and unrealized gain/loss (b)	2.71	2.28	6.41	4.76	(8.85)
Total from investment operations	2.30	1.87	6.05	4.32	(9.55)
Common shares’ offering expenses charged to paid-in capital	(0.01)	—	(0.02)	— *	—
Distributions to Common Shareholders (c)
Return of capital – See Note 2 (c)	(1.50)	(1.39)	(1.34)	(1.41)	(1.47	)(f)
Net asset value, end of period	$20.96	$20.17	$19.69	$15.00	$12.09
Market value, end of period	$22.03	$21.71	$20.96	$16.24	$11.42
Total investment return (d)
Net asset value	11.69%	9.60%	41.57%	38.03%	-43.55%
Market value	8.93%	10.73%	38.56%	57.32%	-45.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$570,127	$494,532	$479,171	$282,089	$221,155
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.49%	1.57%	1.52%	1.76%	1.79%
Interest expense	0.50%	0.49%	0.56%	1.23%	1.83%
Current and deferred tax expense/(benefit)	7.99%	7.30%	22.37%	23.33%	(31.96)%
Total net expense ratio	9.98%	9.36%	24.45%	26.32%	(28.34)%
Gross operating expense ratio	1.52%	1.59%	1.60%	1.76%	1.79%
Interest expense	0.50%	0.49%	0.56%	1.23%	1.83%
Current and deferred tax expense/(benefit)	7.99%	7.30%	22.37%	23.33%	(31.96)%
Total gross expense ratio	10.01%	9.38%	24.53%	26.32%	(28.34)%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.46)%	(1.57)%	(1.48)%	(2.14)%	(1.71)%
Net investment income/(loss), including interest expense and tax expense/benefit	(9.96)%	(9.36)%	(24.41)%	(26.70)%	28.42%
Portfolio Turnover Rate	18%	19%	15%	30%	22%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$190,000	$190,000	$170,000	$110,263	$72,263
Asset coverage per $1,000 of indebtedness (e)	$4,001	$3,603	$3,819	$3,558	$4,060

*	Less than $0.01.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2 (c). For the years ended November 30, 2012, 2011, 2010 and 2008, approximately $0.88, $1.02, $1.34, and $0.08 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	Certain reclassifications have been made to conform with current presentation.

See notes to financial statements.
FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS	November 30, 2012

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Master Limited
Partnerships:
Coal	$17,482	$—	$—	$17,482
Diversified
Natural Gas	329,181	—	—	329,181
Gathering &
Processing	117,958	18,074	136,032
Marine
Transportation	22,734	—	—	22,734
Midstream Oil	293,374	29,171	—	322,545
Natural Gas
Pipelines	42,827	—	—	42,827
Other Master
Limited
Partnerships	709	—	—	709
Propane	2,499	—	—	2,499
Upstream	39,095	—	—	39,095
Common Stock	15,622	—	—	15,622
Term Loans	—	—	120	120
Money Market	6,127	—	—	6,127
Total	$887,608	$47,245	$120	$934,973

Liabilities:
Derivatives	$—	$966	$—	$966
Total	$—	$966	$—	$966

18 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2012

The Level 3 fair value estimate for Clearwater Subordinated Note (“Clearwater”) was determined by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. The Pricing Committee is comprised of employees of the Adviser or its affiliates responsible for implementing the valuation procedures established by the Fund. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, terms of the bankruptcy settlement and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, the Bankruptcy Court approved terms of the bankruptcy settlement, non-public information from the Creditor’s Trust Oversight Committee and the present value of potential future earnings of the investment.

Given the absence of an active market for Clearwater, the Fund has adopted a valuation model which values the investment based on terms of the bankruptcy settlement for unsecured creditors. The terms include a 1% royalty payable to unsecured creditors on all tons of coal produced. After considering these factors, the Fund priced Clearwater at $0.21 per dollar of par at November 30, 2012. Unobservable inputs that could result in a significantly higher or lower fair value measurement include the potential sale of coal royalties to a third party, significant changes in coal production, or significant changes in the value of coal in the market.

The following table presents the activity of the Fund’s investments measured at fair value using significant observable inputs (Level 3 valuations) for the period ended November 30, 2012.

Level 3 holdings
Beginning Balance at 11/30/11
Term Loans	$234
Total Realized Gain/Loss
Term Loans	(92)
Change in Unrealized Gain/Loss
Term Loans	24
Purchases	—
Sales
Term Loans	(46)
Transfers In	—
Transfer Out	—
Ending Balance at 11/30/12
Term Loans	120
Total Level 3 holdings	$120

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations.

The transfers in and out of the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are as follows:

	(000)	s
Transfers from Level 2 to Level 1:	$10,098

The transfer from Level 2 to Level 1 was as a result of Teekay Offshore Partners, LP restricted shares becoming registered and commencing trading on an exchange.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2012, the Fund estimated 99.6% of its distributions from MLPs as return of capital and 0.4% of its distributions as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2013. For the year ended November 30, 2012, 59% of the distributions were considered qualified dividend income and 41% were considered return of capital for federal income tax purposes. For the year ended November 30, 2011, 74% of the distributions were considered qualified dividend income and 26% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:

	2012	2011
Qualified dividend income	$22,658,843	$25,063,521
Tax return of capital	16,019,375	8,806,102
Total	$38,678,218	$33,869,623

On a GAAP basis, the source of the Fund’s distributions to shareholders for the years ended November 30, 2012 and November 30, 2011 was paid-in capital.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2012

(d) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of FAMCO MLP (“FAMCO MLP” or the “Sub-Adviser”), a division of Advisory Research, Inc., provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any)of the Fund who are FAMCO MLP’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $138,811, of which $69,405 was waived by the Sub-Adviser, were waived for the period ended November 30, 2012. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2012, is as follows:

Cost of			Net tax	Net tax
investments	Gross tax	Gross tax	unrealized	unrealized
for tax	unrealized	unrealized	appreciation on	depreciation on
purposes	appreciation	depreciation	investments	derivatives
$476,871,570	$461,589,428	$(3,487,779)	$458,101,649	$(966,386)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely

20 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2012

than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$1,427,478
Current state income tax expense	5,783,891
Deferred federal income tax expense	28,754,959
Deferred state income tax expense	6,966,673
Total current and deferred tax expense	$42,933,001

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$34,548,033	35.00%
State income taxes	6,463,853	6.55%
Losses not deductible for state taxes	1,921,115	1.94%
Total	$42,933,001	43.49%

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2012, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss	$12,060,084
AMT tax credit	1,715,494
Valuation allowance	(8,445,462)
Deferred tax asset	$5,330,116

Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(185,985,482)
Net deferred tax liability	$(180,655,366)

On January 13, 2011, the State of Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increased 2.2% from the pre-enactment rate of 4.8% to the rate of 7.0%. For years after 2014 through 2024, the rate decreases to 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%.

At November 30, 2012, the Fund had a remaining net operating loss carryforward for federal income tax purposes of $10,327,490. The net operating loss carryforward is set to expire as follows: $10,327,490 in 2029. At November 30, 2012, the Fund utilized net operating losses of $19,605,224. As of November 30, 2012, no capital loss carryforward remained. At November 30, 2012, the Fund had a remaining net operating loss for state tax purposes of $88,899,596, before valuation allowance described below.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.

The valuation allowance for state income tax purposes by period end was as follows.

Period Ended	Valuation Allowance
November 30, 2012	$1,208,125
November 30, 2011	2,237,222
November 30, 2010	868,170
November 30, 2009	1,138,993
November 30, 2008	652,188
November 30, 2007	1,665,241
November 30, 2006	675,523
$8,445,462

The valuation allowance for state income tax purposes was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2012

Note 5 – Investments in Securities:
For the year ended November 30, 2012, purchases and sales of investments, excluding short-term securities, were $192,864,731 and $160,862,240, respectively.

Note 6 – Derivatives:
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain/(loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/(depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains/(losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation/(depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the year ended November 30, 2012, in order to hedge its exposure to short-term rates paid on its credit facility. As of November 30, 2012, the total amount segregated in connection with swap agreements was $13,095,580. As of November 30, 2012, the Fund had swaps with a total notional value of $60,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2012, were as follows:

		Notional		Receive	Unrealized
	Termination	Amount	Fixed	Floating	Appreciation/
Counterparty	Date	($000)	Rate	Rate	(Depreciation )
Merrill Lynch	01/30/2013	$30,000	3.49%	1-Month LIBOR	$(512,827)
Morgan Stanley	03/19/2013	$30,000	3.13%	1-Month LIBOR	(453,559)
					$(966,386)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $966,386 is presented as a liability on the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended November 30, 2012.

Effect of Derivative Instruments Before Taxes on the Statement of
Operations for the period ended November 30, 2012:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes
Swaps
Interest Rate Risk	$(1,841)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$1,698

The Fund did not enter into any new swap agreements during the year ended November 30, 2012.

Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at 3-month LIBOR plus 0.95%. For the year ended November 30, 2012, the amount outstanding in connection with the Fund’s credit facility was $190,000,000. As of November 30, 2012, securities with a market value of $496,911,580 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2012, was $190,000,000 with a related weighted average interest rate of 1.40%, inclusive of the program fees. The maximum amount outstanding during the year ended November 30, 2012, was $190,000,000.

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 27,197,785 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Beginning shares	24,523,912	24,334,852
Shares issued through dividend reinvestment	137,026	189,060
Common shares issued through at-the-market offering	2,536,847	—
Ending shares	27,197,785	24,523,912

22 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2012

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under this sales agreement, 1,249,600 shares were issued. The Adviser has paid the costs associated with the offering of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred or $167,033. The Fund paid $167,033 associated with these offerings.

On April 20, 2012, the Fund’s amended shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional 8,915,743 common shares. Following the effectiveness of the amended shelf registration, 1,287,247 common shares were issued pursuant to the sales agreement with Cantor Fitzgerald & Co. The Adviser has paid the costs associated with the offering of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred or $169,980. The Fund paid $82,371 associated with these offerings.

Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy. The Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of November 30, 2012, the Fund held the following restricted securities:

					Price at
	Date of			Fair Market	Acquisition Date		11/30/2012
Security	Acquisition	Shares/Par	Current Cost	Value	(unrestricted	)*	Price
Buckeye Partners, LP, Class B	01/18/2011	514,503	$25,000,243	$24,665,084	$68.35		$47.9397
Buckeye Partners, LP, Class B	06/10/2011	93,983	$4,566,755	$4,505,533	$62.28		$47.9397
Clearwater Subordinate Note	09/29/2008	$517,007	$517,007	$108,571	$100.00		$21.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$11,239	$100.00		$21.00
Crestwood Midstream Partners, LP, Class C	04/01/2011	784,396	$17,004,790	$18,074,296	$30.56		$23.0423
Total			$47,142,312	$47,364,723

*Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2012

The Board of Trustees and Shareholders of
Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity (the Fund), including the portfolio of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 25, 2013

24 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2012

Federal Income Tax Information
In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo., Inc. (1987-1990).	55	None
Roman Friedrich III Year of birth: 1946 Trustee	Since 2011	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009 – present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp.(2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	50	Director of Peabody Energy Company, LP (2003 – present), GP Natural Resource Partners LLC (2002 – present)
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).
Interested Trustee:
Donald C. Cacciapaglia + Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive Officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012 - present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
			228
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-Messrs. Barnes and Cacciaplaglia, as Class I trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

+
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 25

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2012

Executive Officers
The Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services, LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of birth: 1966 Interim Chief Compliance Officer	Since 2012***
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2007
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-Present). Formerly, Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain other funds in the Fund Complex.

James Cunnane, Jr. 8235 Forsyth Blvd., Suite 700 St. Louis, MO 63105 Year of birth: 1970 Vice President	Since 2007
Managing Director and Chief Investment Officer of FAMCO MLP, a division of Advisory Research, Inc. March 2012- present. Chief Investment Officer of Fiduciary Asset Management, Inc. (2009-2012). Formerly, Managing Director and Senior Portfolio Manager of Fiduciary Asset Management, LLC (1996-2008).

Quinn T. Kiley 8235 Forsyth Blvd., Suite 700 St. Louis, MO 63105 Year of birth: 1973 Vice President	Since 2009
Managing Director and Senior Vice President, Senior Portfolio Manager of FAMCO MLP, a division of Advisory Research, Inc. (March 2012-present). Senior Vice President, Senior Portfolio Manager of Fiduciary Asset Management, Inc. (2005-2012). Formerly, Vice President of Banc of America Securities, Natural Resources Investment Banking Group (2001-2005).

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective September 26, 2012.

26 | FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 27

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FUND INFORMATION	November 30, 2012

Board of Trustees	Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	and Administrator	Skadden, Arps, Slate,
	Chief Executive Officer	Guggenheim Funds	Meagher & Flom LLP
Donald C. Cacciapaglia*		Investment Advisors,	New York, New York
	Kevin Robinson	LLC
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois	Independent Registered
Public Accounting Firm
Robert B. Karn III	John Sullivan	Investment Sub-Adviser	Ernst & Young LLP
	Chief Accounting Officer,	FAMCO MLP	Chicago, Illinois
Ronald A. Nyberg	Chief Financial Officer,	St. Louis, Missouri
	and Treasurer	a division of
Ronald E. Toupin, Jr.,		Advisory Research, Inc.
Chairman	Joanna M. Catalucci	Chicago, Illinois
Interim Chief
* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.	Compliance Officer	Accounting Agent
and Custodian
	Mark E. Mathiasen	The Bank of
	Secretary	New York Mellon
New York, New York
James Cunnane, Jr.
Vice President

Quinn T. Kiley. Vice President

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

FMO | FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT | 31

ABOUT THE FUND MANAGER

FAMCO MLP
FAMCO MLP is a division of Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies (“PJC”). As of May 31, 2012, FAMCO MLP managed approximately $2.7 billion in assets for open and closed-end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy
FAMCO MLP believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process
FAMCO MLP seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that FAMCO MLP believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, FAMCO MLP looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs FAMCO MLP top-down process which considers a combination of quantitative, qualitative and relative value factors. FAMCO MLP emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

FAMCO MLP
8235 Forsyth Boulevard
Suite 700
St. Louis, MO 63105
a division of
Advisory Research, Inc.
180 N. Stetson Avenue
Chicago, IL 60601

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-FMO-AR-1112

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

 (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn, III.  Mr. Karn is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,100 and $49,500 for the fiscal years ending November 30, 2012, and November 30, 2011, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $41,000 and $0 for the fiscal years ending November 30, 2012, and November 30, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,000 and $14,000 for the fiscal years ending November 30, 2012, and November 30, 2011, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $0 and $0 for the fiscal years ending November 30, 2012, and November 30, 2011, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

●	Annual financial statement audits
●	Seed audits (related to new product filings, as required)
●	SEC and regulatory filings and consents

Audit-Related Services

●	Accounting consultations
●	Fund merger/reorganization support services
●	Other accounting related matters
●	Agreed upon procedures reports
●	Attestation reports
●	Other internal control reports

Tax Services

●	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
●	Timely RIC qualification reviews
●	Tax distribution analysis and planning
●	Tax authority examination services
●	Tax appeals support services
●	Accounting methods studies
●	Fund merger support services
●	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(ii) None of the services described in each of Items 4 (b) through Item 4 (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $53,000 and $14,000 for the fiscal years ending November 30, 2012, and November 30, 2011, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (“FAMCO” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2012:

Name	Since	Professional Experience
James J. Cunnane, Jr., CFA	2004
Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP.  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the FAMCO MLP team  in 1996 and currently serves as a portfolio manager for two publicly traded closed-end  mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.   Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and  investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is the Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.  He joined the FAMCO MLP team in 2005.  Prior to joining the FAMCO MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

 (a) (2) (i-iii)                      Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2012:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	3	$1,244 mil	0	$0
	Other Pooled Investment Vehicles:	4	$27 mil	1	$17 mil
	Other Accounts:	413	$1,015 mil	0	$0 mil

Quinn T. Kiley	Registered Investment Companies:	3	$1,244 mil	0	$0
	Other Pooled Investment Vehicles:	4	$27 mil	1	$17 mil
	Other Accounts:	413	$1,015 mil	0	$0

(a) (2) (iv)                      Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. FAMCO MLP seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, FAMCO MLP and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, FAMCO MLP determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which FAMCO MLP acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), FAMCO MLP may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

FAMCO MLP and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a) (3)  Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:

●
Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

●
Annual Bonus. The portfolio managers’ annual bonuses are determined by a combination of profitability of the FAMCO MLP products and individual performance.  The bonuses are not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from FAMCO MLP’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.  Management.

●	The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4)           Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the FAMCO MLP Portfolio Managers as of November 30, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$150,000
Quinn T. Kiley	$10,001-$50,000

(b) There has been no change, as of the date of this filing, in the Portfolio Managers indentified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           April 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           April 30, 2013

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          April 30, 2013